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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ______________

Date of report (Date of earliest event reported): June 23, 2002

                          Konover Property Trust, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Maryland                     1-11998               56-1819372
--------------------------------  ------------------------   -------------------
    (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                   Identification No.)


                             3434 Kildaire Farm Road
                                    Suite 200
                          Raleigh, North Carolina 27606

                             _______________________
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (919) 372-3000


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1(b).            Changes in Control of Registrant.

         On June 23, 2002, Konover Property Trust, Inc. ("Konover"), a Maryland corporation, and PSCO Acquisition Corp. ("Buyer"), a Maryland corporation owned by Prometheus Southeast Retail Trust ("PSRT"), a Maryland real estate investment trust, and Kimkon Inc. ("Kimkon"), an indirect wholly owned subsidiary of Kimco Realty Corporation, a Maryland corporation, entered into a definitive merger agreement ("Merger Agreement") pursuant to which, subject to the terms and conditions of the Merger Agreement, Buyer will merge with and into Konover ("Merger"). Konover will be the surviving corporation in the Merger ("Surviving Corporation").

         Under the terms of the Merger Agreement, each holder of Konover common stock (other than Buyer) will receive cash in the amount of $2.10 per share, and each holder of Konover Series A Convertible Preferred Stock will receive either
(a) if such holder properly elects, 3.045244 shares of a newly created series of convertible preferred stock of the Surviving Corporation designated "Series A Convertible Preferred Stock" (the "New Preferred Stock"), or (b) if such holder property elects, or fails to make a proper election to receive the security described in clause (a), cash in the amount of $6.395 per share. The terms of the New Preferred Stock will be as set forth in the form of charter of the Surviving Corporation, which is filed as an exhibit hereto and which will be the charter of the Surviving Corporation as of the effective time of the Merger. In addition immediately prior to the consummation of the Merger, Konover will effect a recapitalization of KPT Properties, L.P., the operating partnership through which Konover conducts substantially all of its business, pursuant to which each holder of a unit of limited partnership interest (other than Konover and its subsidiaries) will receive cash in the amount of $2.10 per unit.

         Concurrently with execution of the Merger Agreement, Konover has entered into a voting agreement with both of the shareholders of Buyer, PSRT and Kimkon, dated June 23, 2002 ("Voting Agreement"). Pursuant to the Voting Agreement, on the terms and subject to the conditions set forth therein, PSRT has agreed that at any meeting of stockholders of Konover, or in connection with any vote or consent of the stockholders of Konover, the purpose of which is to approve the Merger, PSRT will vote all of the shares of Konover's common stock beneficially owned by it in favor of the approval and adoption of the Merger and against any action or agreement that would compete with, impede or interfere with the adoption of the Merger Agreement and the timely consummation of the Merger. The Voting Agreement terminates upon the earlier of (a) the day on which the Merger Agreement is terminated in accordance with its terms and (b) the effective time of the Merger. PSRT currently controls 21,052,631 shares of Konover's common stock, or approximately 66% of the outstanding common stock and voting power of Konover.

         In connection with its execution of the Merger Agreement and the Voting Agreement, Konover has also entered into a supplemental voting and tender agreement, dated June 23, 2002, with PSRT ("Supplemental Voting Agreement"). Pursuant to the Supplemental Voting Agreement, on the terms and subject to the conditions set forth

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therein, PSRT agreed that, at any meeting of stockholders of Konover, or in connection with any vote or consent of the stockholders of Konover, the purpose of which is to approve a Superior Transaction (as defined in the Supplemental Voting Agreement), PSRT will vote all of the shares of Konover's common stock beneficially owned by it in favor of the approval and adoption of the Superior Transaction, and if the Superior Transaction consists of a tender offer, PSRT will tender its shares in connection with such tender offer.

         Buyer, PSRT, Kimkon and other affiliated entities entered into a co-investment agreement, dated June 23, 2002 ("Co-Investment Agreement") pursuant to which, on the terms and subject to the conditions set forth therein, PSRT has agreed to contribute to Buyer immediately before consummation of the merger (a) 16,615,922 of PSRT's shares of Konover common stock (the "PSRT Stock Contribution") and (b) all of PSRT's rights and obligations under the Contingent Value Right Agreement, dated as of February 24, 1998, between Konover and PSRT (as assignee) in exchange for an additional equity interest in Buyer. Pursuant to the Co-Investment Agreement, Kimkon has agreed to contribute to Buyer immediately before consummation of the merger cash in the amount of $35,554,438.50 (subject to adjustment) in exchange for an additional equity interest in Buyer.

         As one of the conditions to the Merger, Messrs. Eberle, Konover, Maloney, Orr and Schonberger and Ms. Goldberg, the Konover directors who are not affiliated with PSRT, will resign from Konover's Board of Directors effective as of the effective time of the Merger.

         The foregoing information is qualified in its entirety by reference to the Merger Agreement and the additional related agreements that are attached as exhibits hereto and are incorporated herein in their entirety by reference.

         The proposed transaction will be submitted to Konover's stockholders for their consideration, and Konover will file with the SEC a proxy statement to be used to solicit its stockholders' approval of the proposed transaction, as well as a Schedule 13E-3 Transaction Statement with respect thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)  Exhibits

           The following exhibits are filed herewith:

           Exhibit No.            Description

              2 Agreement and Plan of Merger, dated as of June 23, 2002, between PSCO Acquisition Corp. and

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                               Konover Property Trust, Inc. (incorporated herein
                               by reference to Exhibit 1 of the Form 13D filed by Lazard Freres Real Estate Investors L.L.C.
                               with the Commission on June 24, 2002, SEC File
                               No. 005-45054).
99.1 Voting Agreement, dated as of June 23, 2002, among Prometheus Southeast Retail Trust, Kimkon, Inc. and Konover Property Trust, Inc. (incorporated herein by reference to Exhibit 4 of the Form 13D filed by Lazard Freres Real Estate Investors L.L.C. with the Commission on June 24, 2002, SEC File No. 005-45054).
99.2 Supplemental Voting and Tender Agreement, dated as of June 23, 2002, between Prometheus Southeast Retail Trust and Konover Property Trust, Inc. (incorporated herein by reference to Exhibit 5 of the Form 13D filed by Lazard Freres Real Estate Investors L.L.C. with the Commission on June 24, 2002, SEC File No. 005-45054).
99.3                           Co-Investment Agreement dated as of June 23,
                               2002, by and among PSCO Acquisition Corp.,
                               Prometheus Southeast Retail Trust, Kimcon Inc.
                               and the other parties named therein (incorporated herein by reference to Exhibit 3 of the Form 13D filed by Lazard Freres Real Estate Investors L.L.C. with the Commission on June 24, 2002, SEC File No. 005-45054).
99.4 Form of Charter of the Surviving Corporation (incorporated herein by reference to Exhibit 2 of the Form 13D filed by Lazard Freres Real Estate Investors L.L.C. with the Commission on June 24, 2002, SEC File No. 005-45054).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 25, 2002

                                             Konover Property Trust, Inc.


                                             By:      /s/ Daniel J. Kelly
                                                      --------------------------
                                                      Daniel J. Kelly
                                                      Executive Vice President,
                                                      Chief Financial Officer

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                                       EXHIBIT INDEX

     The following exhibits are filed as part of this Report.

Exhibit No.                    Description                               Page No.
-----------                    -----------                               --------
2                              Agreement and Plan of Merger, dated as of June 23, 2002,
                               between PSCO Acquisition Corp. and Konover Property Trust,
                               Inc. (incorporated herein by reference to Exhibit 1 of the
                               Form 13D filed by Lazard Freres Real Estate Investors
                               L.L.C. with the Commission on June 24, 2002, SEC File No.
                               005-45054).
99.1                           Voting Agreement, dated as of June 23, 2002, among
                               Prometheus Southeast Retail Trust, Kimkon, Inc. and Konover
                               Property Trust, Inc. (incorporated herein by reference to
                               Exhibit 4 of the Form 13D filed by Lazard Freres Real
                               Estate Investors L.L.C. with the Commission on June 24,
                               2002, SEC File No. 005-45054).
99.2                           Supplemental Voting and Tender Agreement, dated as of June
                               23, 2002, between Prometheus Southeast Retail Trust and
                               Konover Property Trust, Inc. (incorporated herein by
                               reference to Exhibit 5 of the Form 13D filed by Lazard
                               Freres Real Estate Investors L.L.C. with the Commission on
                               June 24, 2002, SEC File No. 005-45054).
99.3                           Co-Investment Agreement dated as of June 23, 2002, by and
                               among PSCO Acquisition Corp., Prometheus Southeast Retail
                               Trust, Kimcon Inc. and the other parties named therein
                               (incorporated herein by reference to Exhibit 3 of the Form
                               13D filed by Lazard Freres Real Estate Investors L.L.C.
                               with the Commission on June 24, 2002, SEC File No.
                               005-45054).
99.4                           Form of Charter of the Surviving Corporation (incorporated herein by reference to Exhibit 2 of the Form 13D filed by
                               Lazard Freres Real Estate Investors L.L.C. with the
                               Commission on June 24, 2002, SEC File No. 005-45054).

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